Exhibit 3.98

Department of Commerce, Community, and Economic Development Corporations, Business and Professional Licensing CORPORATIONS SECTION PO Box 110808 Juneau AK 99811-0808

ARTICLES OF AMENDMENT

Domestic Business, Professional Corporation or Non Profit Corporation

Pursuant to the provisions of Alaska Statutes, the undersigned corporation adopts the following Amended Articles of Incorporation:

1.	Name the Corporation (as it is currently stated on the Certificate of Incorporation):	Alaska Entity #:
Job Ready, Inc.	57010D

2.	Amended Name of Corporation (if changing the name of the corporation):

3.	Business/Professional Corporations Only
If shares were issued:	If the class of shares are entitled to vote as a class:
Date Amendment Adopted By the Board of Directors and Shareholders:	07/09/10	Number of Shares in Class:
Number of Outstanding Shares:	1600	Class Series:
Number of Shares Entitled to Vote:	1600	Number of Votes For Amendment:
Number of Shares Voting For Amendment:	1600	Number of Votes Against Amendment:	0
Number of Shares Voting Against Amendment:	0
If no shares were issued:
Date the amendment to the articles of Incorporation was adopted by resolution of the Board of Directors:

4.	Non-Profit Corporation Only
Date Amendment Adopted:

Check one of the boxes below:

If adopted by the members of the corporation:

☐

There are members entitled to vote on the amendment; a quorum was present at the meeting and the amendment received at least two-thirds of the votes which members present at the meetings or represented by proxy were entitled to cast.

☒	The amendment was adopted by consent in writing signed by all members entitled to vote with respect to the amendment.

If adopted by the Board of Directors:

☐	There are no members and the amendment received the vote of a majority of the directors in office.
☐	There are no members entitled to vote and the amendment received the vote of a majority of the

1

directors in office.
A corporation may not amend its articles of incorporation to change the names and addresses of the first directors, incorporators or the initial registered agent of the entity.

Each amended article must be written in its entirety.

5.	Amendments to the Articles of Incorporation are as follows:
Article VII: Initial Directors

The initial number of directors of the corporation shall be two (2). The names and addresses of the initial Directors, who shall serve until the first meeting of shareholders or until their successors are elected and qualified are as follows:

	Sandra J. Heffern	3850 Knick Avenue, Anchorage, Alaska 99517
	Gene Heffern	3850 Knick Avenue, Anchorage, Alaska 99517

The shareholder(s) may from time to time fix the number of directors of the corporation.

Attach an additional 8 1/2” x 11” page for continuation of previous article and/or additional articles.
Please indicate which article you are continuing.

The Amended Articles of Incorporation must be signed by the president or vice president and by its secretary or an assistant secretary of the entity.

Signature of President or Vice President	Printed Name of President or Vice President	Date
/s/ Patrick Kelley	Patrick Kelley	7-9-10

Signature of Secretary or an Assistant Secretary	Printed Name of Secretary or Assistant Secretary	Date
/s/ Davis S. Waskey	David S. Waskey	7/12/10

2

Department of Commerce, Community, and Economic Development Corporations, Business and Professional Licensing CORPORATIONS SECTION PO Box 110808 Juneau AK 99811-0808

ARTICLES OF AMENDMENT

Domestic Business, Professional Corporation or Non Profit Corporation

Pursuant to the provisions of Alaska Statutes, the undersigned corporation adopts the following Amended Articles of Incorporation:

1.	Name the Corporation (as it is currently stated on the Certificate of Incorporation):	Alaska Entity #:
Job Ready, Inc.	57010D

2.	Amended Name of Corporation (if changing the name of the corporation):

3.	Business/Professional Corporations Only
If shares were issued:	If the class of shares are entitled to vote as a class:
Date Amendment Adopted By the Board of Directors and Shareholders:	07/09/10	Number of Shares in Class:
Number of Outstanding Shares:	1600	Class Series:
Number of Shares Entitled to Vote:	1600	Number of Votes For Amendment:
Number of Shares Voting For Amendment:	1600	Number of Votes Against Amendment:	0
Number of Shares Voting Against Amendment:	0
If no shares were issued:
Date the amendment to the articles of Incorporation was adopted by resolution of the Board of Directors:

4.	Non-Profit Corporation Only
Date Amendment Adopted:

Check one of the boxes below:

If adopted by the members of the corporation:

☐

There are members entitled to vote on the amendment; a quorum was present at the meeting and the amendment received at least two-thirds of the votes which members present at the meetings or represented by proxy were entitled to cast.

☒	The amendment was adopted by consent in writing signed by all members entitled to vote with respect to the amendment.

If adopted by the Board of Directors:

☐	There are no members and the amendment received the vote of a majority of the directors in office.
☐	There are no members entitled to vote and the amendment received the vote of a majority of the

1

directors in office.
A corporation may not amend its articles of incorporation to change the names and addresses of the first directors, incorporators or the initial registered agent of the entity.

Each amended article must be written in its entirety.

5.	Amendments to the Articles of Incorporation are as follows:
Article VII: Initial Directors

The initial number of directors of the corporation shall be two (2). The names and addresses of the initial Directors, who shall serve until the first meeting of shareholders or until their successors are elected and qualified are as follows:

	Sandra J. Heffern	3850 Knick Avenue, Anchorage, Alaska 99517
	Gene Heffern	3850 Knick Avenue, Anchorage, Alaska 99517

The shareholder(s) may from time to time fix the number of directors of the corporation.

The Amended Articles of Incorporation must be signed by the president or vice president and by its secretary or an assistant secretary of the entity.

Signature of President or Vice President	Printed Name of President or Vice President	Date
Patrick Kelley

Signature of Secretary or an Assistant Secretary	Printed Name of Secretary or Assistant Secretary	Date
David S. Waskey

2

Department of Commerce, Community, and Economic Development Corporations, Business and Professional Licensing CORPORATIONS SECTION PO Box 110808 Juneau AK 99811-0808

ARTICLES OF AMENDMENT

Domestic Business, Professional Corporation or Non Profit Corporation

Pursuant to the provisions of Alaska Statutes, the undersigned corporation adopts the following Amended Articles of Incorporation:

1.	Name the Corporation (as it is currently stated on the Certificate of Incorporation):	Alaska Entity #:
Job Ready, Inc.	57010D

2.	Amended Name of Corporation (if changing the name of the corporation):

3.	Business/Professional Corporations Only
If shares were issued:	If the class of shares are entitled to vote as a class:
Date Amendment Adopted By the Board of Directors and Shareholders:	07/09/10	Number of Shares in Class:
Number of Outstanding Shares:	1600	Class Series:
Number of Shares Entitled to Vote:	1600	Number of Votes For Amendment:
Number of Shares Voting For Amendment:	1600	Number of Votes Against Amendment:	0
Number of Shares Voting Against Amendment:	0
If no shares were issued:
Date the amendment to the articles of Incorporation was adopted by resolution of the Board of Directors:

4.	Non-Profit Corporation Only
Date Amendment Adopted:

Check one of the boxes below:

If adopted by the members of the corporation:

☐

There are members entitled to vote on the amendment; a quorum was present at the meeting and the amendment received at least two-thirds of the votes which members present at the meetings or represented by proxy were entitled to cast.

☒	The amendment was adopted by consent in writing signed by all members entitled to vote with respect to the amendment.

If adopted by the Board of Directors:

☐	There are no members and the amendment received the vote of a majority of the directors in office.
☐	There are no members entitled to vote and the amendment received the vote of a majority of the

1

directors in office.
A corporation may not amend its articles of incorporation to change the names and addresses of the first directors, incorporators or the initial registered agent of the entity.

Each amended article must be written in its entirety.

5.	Amendments to the Articles of Incorporation are as follows:
Article VII: Initial Directors

The initial number of directors of the corporation shall be two (2). The names and addresses of the initial Directors, who shall serve until the first meeting of shareholders or until their successors are elected and qualified are as follows:

	Sandra J. Heffern	3850 Knick Avenue, Anchorage, Alaska 99517
	Gene Heffern	3850 Knick Avenue, Anchorage, Alaska 99517

The shareholder(s) may from time to time fix the number of directors of the corporation.

The Amended Articles of Incorporation must be signed by the president or vice president and by its secretary or an assistant secretary of the entity.

Signature of President or Vice President	Printed Name of President or Vice President	Date
/s/ Patrick Kelley	Patrick Kelley	7-9-10

Signature of Secretary or an Assistant Secretary	Printed Name of Secretary or Assistant Secretary	Date
/s/ David S. Waskey	David S. Waskey	7/12/10

2

ARTICLES OF INCORPORATION
OF

JOB READY, INC.

I, the undersigned natural person over the age of eighteen (18) years, acting as incorporator of a corporation under the Alaska Corporations Code, AS 10.06, do hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE I:  Name of Corporation

The name of the corporation is:

Job Ready, Inc.

ARTICLE II: Purposes and Powers

The purpose for which the Corporation is organized is to provide employment services for individuals who experience disabilities, and in general, any lawful purpose authorized under the Alaska Corporations Code.

The Corporation shall have and may exercise all of the general powers of a natural person, including those provided in AS 10.06.010, as amended, and may transact any or all lawful business for which corporations may be incorporated under the Alaska Corporations Code.

ARTICLE III: Registered Agent and Office

The name of the Corporation’s registered agent is Sandra J. Heffern and the address of the registered office is 620 East Tenth Avenue, Suite 7, Anchorage, Alaska 99501.

ARTICLE IV: Capital

The corporation shall have the authority to issue 100,000 shares of no par value stock. These shares shall be common voting shares, each share having one vote.

ARTICLE V: Power to Redeem Shares

Pursuant to AS 10.06.325, the Corporation has the power on majority vote of the shareholders, to redeem, in whole or in part, any class of outstanding shares.

ARTICLE VI: Quorum of Shareholders

A quorum for the conducting of any Shareholder business shall be two-thirds (2/3) of all outstanding shares that are entitled to vote.

ARTICLE VII: Initial Directors

The initial number of directors of the corporation shall be two (2). The names and addresses of the initial Directors, who shall serve until the first annual meeting of shareholders or until their successors are elected and qualified are as follows:

Sandra J. Heffern	3850 Knik Avenue, Anchorage, Alaska 99517

Gene Heffern	3850 Knik Avenue, Anchorage, Alaska 99517

ARTICLE VIII: Alien Affiliates

The Corporation is not affiliated with any nonresident alien or a corporation whose place of incorporation is outside the United States, (as defined in AS 10.06.990(2) and (3)).

IN WITNESS WHEREOF, I have signed these Articles this 2nd   day of November, 1995.

/s/ Sandra J. Heffern
Sandra J. Heffern, Incorporator

STATE OF ALASKA	)
) ss
THIRD JUDICIAL DISTRICT	)

THIS IS TO CERTIFY that before me, the undersigned Notary Public in and for the State of Alaska, duly sworn and commissioned as such, personally appeared Sandra J. Heffern being by me first duly sworn, and declared that she is the person who signed the foregoing ARTICLES OF INCORPORATION as an incorporator, and acknowledged that the statements therein contained are true.

WITNESS MY HAND AND NOTARIAL SEAL at Anchorage, Alaska, the day and year first above written.

/s/ Authorized Party
Notary Public in and for Alaska
My Commission Expires:	11/02/96